UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2007

PACIFIC MERCANTILE BANCORP

(Exact name of registrant as specified in its charter)

California	0-30777	33-0898238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

949 South Coast Drive, Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 438-2500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On February 9, 2007, Pacific Mercantile Bancorp filed a Current Report on Form 8-K in order to furnish a copy of its press release, issued on February 9, 2007, which announced its consolidated financial results for the quarter and fiscal year ended December 31, 2006. The press release also included comparisons of selected operating data for those two periods to selected operating data for the corresponding quarter and fiscal year ended December 31, 2005. All selected operating data in that press release relating to the quarter and fiscal year ended December 31, 2006, including earnings per diluted share in each of those periods, are correct.

However, it has been discovered that the Company’s income from continuing operations, per diluted share, and its net income per diluted share, for the prior fiscal year ended December 31, 2005 were erroneously reported in that release to be $0.67 per diluted share and $0.59 per diluted share, respectively, instead of the correct amounts, which are $0.62 per diluted share and $0.54 per diluted share, respectively. The purpose of this Amendment is to correct those inadvertent errors.

The diluted per share data for fiscal 2005, as previously reported in the Company’s 2005 Annual Report on Form 10-K filed with the Commission on March 16, 2006, were correct and, except for the corrections to the press release noted above, no amendments to any reports filed by the Company are needed with respect to its reported 2005 operating results.

Item 2.02	Results of Operations and Financial Condition.

On February 9, 2007, Pacific Mercantile Bancorp, a California corporation, issued a press release announcing its consolidated financial results for the quarter and year ended December 31, 2006. A copy of that press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is being furnished pursuant to Item 2.02 above.

Exhibit No.	Description
99.1	Press Release dated as of February 9, 2007, announcing the consolidated financial results of Pacific Mercantile Bancorp for the quarter and year ended December 31, 2006, with corrected diluted earnings per share for the prior fiscal year ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC MERCANTILE BANCORP

Date: February 27, 2007	By:	/S/ NANCY GRAY
Nancy Gray, Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated as of February 9, 2007, announcing the consolidated financial results of Pacific Mercantile Bancorp for the quarter and year ended December 31, 2006, with corrected diluted earnings per share for the prior fiscal year ended December 31, 2005.

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